First Security Municipal Bond Fund

Institutional Shares – FIFSx

A Shares – FSARx

A series of Capitol Series Trust

SUPPLEMENT DATED JUNE 19, 2015, TO THE PROSPECTUS OF THE FIRST SECURITY MUNICIPAL BOND FUND DATED MAY 20, 2015

ALL REFERENCES TO “NON-INVESTMENT GRADE SECURITIES RISK” FOUND IN THE PRINCIPAL INVESTMENT RISKS SECTION OF THE FUND’S PROSPECTUS ON PAGE 5 AND IN THE SECTION TITLED “ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT RISKS” ON PAGE 12 OF THE FUND’S PROSPECTUS ARE HEREBY REMOVED.

THE SUB-SECTION TITLED “MINIMUM INITIAL INVESTMENT” OF THE SECTION TITLED “SUMMARY SECTION” ON PAGE 6 OF THE FUND’S PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders

Institutional Shares – $25,000 for all account types

A Shares – $5,000 for all account types ($2,500 for customers of First Security Bank as well as employees and their respective spouses and children (under age 25 and living in the same household with an employee) of First Security Bancorp and its affiliates

Minimum Subsequent Investment

Institutional Shares – $1,000 for all account types

A Shares – $1,000 for all account types

By Mail: First Security Funds c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206 By Phone: (800) 813-1421

You may also be able to purchase and redeem shares through your broker-dealer, financial adviser or other financial intermediary (such as a bank or trust company) (each a “Financial Intermediary”). Please contact your Financial Intermediary directly to find out if Fund shares are available for purchase and sale through the Financial Intermediary and, if so, whether additional requirements apply.

THE SUB-SECTION TITLED “PRINCIPAL INVESTMENTS” OF THE SECTION TITLED “ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES” ON PAGE 7 OF THE FUND’S PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Principal Investments

•    At least 80% of net assets (plus borrowings) to be invested in Municipal Bonds (plus borrowings for investment purposes) that provide interest income a significant portion of which will be exempt from federal income tax and state income tax, where applicable (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.

•    Up to 20% of total assets may be invested in other Fixed Income Securities.

•    Up to 20% of total assets may be invested in Fixed Income Securities of issuers operating in jurisdictions outside of the U.S., including emerging markets.

•    Only Fixed Income Securities which, at the time of their purchase, were rated in the top four rating categories of a nationally recognized statistical rating organization or were unrated and deemed to be of comparable quality by the Adviser are permissible investments.

THE FIRST PARAGRAPH FOR A SHARES IN THE SUB-SECTION TITLED “CLASSES OF SHARES” OF THE SECTION TITLED “HOW TO BUY SHARES” ON PAGE 14 OF THE FUND’S PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Classes of Shares

A Shares. A Shares are available for purchase by retail investors for a minimum initial investment of $5,000 ($2,500 for customers of First Security Bank as well as employees and their respective spouses and children (under age 25 and living in the same household with an employee) of First Security Bancorp and its affiliates. The minimum subsequent investment is $1,000 ($100 for automatic investment plan contributions). The Fund has adopted but has yet to implement a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “Plan”). The Plan allows the A Shares to pay distribution fees for the sale and distribution of its shares and for shareholder services provided to shareholders of the A Shares (collectively, “Rule 12b-1 Fees”) in an amount equal to 0.25% of the class’ average annual daily net assets. No Rule 12b-1 Fees are currently charged to the A Shares. A Shares are purchased at NAV, plus an initial sales charge.

THE FIRST PARAGRAPH IN THE SUB-SECTION TITLED “PURCHASES WITHOUT A SALES CHARGE – CLASS A SHARES” OF THE SECTION TITLED “HOW TO BUY SHARES” ON PAGE 18 OF THE FUND’S PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Purchases Without a Sales Charge – Class A Shares

Class A Shares may be purchased by an employee and his/her spouse and children (under age 25 and living in the same household with the employee) of First Security Bancorp and its affiliates at NAV, provided that you notify the Fund in advance that trade qualifies for this privilege. The Fund reserves the right to modify or terminate this arrangement at any time.